Exhibit 99.2

Vistra Announces Pricing of Upsized Green Preferred Stock Offering

Company prices upsized private offering of $1 billion of Series B Preferred Stock with an amount equal to the net proceeds to be used to pay for or reimburse existing and new Eligible Green Projects

IRVING, Texas, Dec. 7, 2021 — Vistra Corp. (NYSE: VST) today announced the pricing of an upsized private offering of 1,000,000 shares of its 7.0% Series B Fixed-Rate Reset Cumulative Redeemable Green Perpetual Preferred Stock to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and to certain non-U.S. persons in accordance with Regulation S under the Securities Act, at an offering price of $1,000 per share. The company will receive gross proceeds of $1 billion from the sale of the Preferred Stock before deducting the initial purchaser discount and other estimated offering expenses. The offering is expected to close on Dec. 10, 2021, subject to customary closing conditions.

“This milestone is the latest proof point in the strength of Vistra’s strategic plan, Vistra Zero growth pipeline and future earnings potential,” said CEO Curt Morgan. “The upsized green offering will provide Vistra with cost-efficient capital to deliver on our disciplined capital allocation plan, including funding the development of Vistra Zero and other growth opportunities, returning capital to shareholders and paying down debt.”

Vistra’s Capital Allocation Plan

The offering represents another step in Vistra’s broader capital allocation plan, which was announced in October and November 2021. In addition to the $7.5 billion return of capital and the reduction of up to $3 billion of debt (exclusive of project financing) planned between now and year-end 2026, Vistra also set forth its intent to accelerate the development of its zero-carbon growth pipeline with cost-efficient capital.

Vistra expects its zero-carbon generation portfolio, Vistra Zero, to have 7,300 megawatts of solar and energy storage facilities online by year-end 2026, including approximately 2,900 MW of such generation currently online.1 Expected investment from 2022 to 2026 is approximately $5 billion. Vistra intends to fund this development primarily via project financing, supplemented by Vistra Zero project cash flows,2 and a portion of the net proceeds of the offering. Importantly, with the successful upsizing of the offering, Vistra expects the offering proceeds will satisfy not only the third-party equity financing Vistra had contemplated, but also the cumulative capital contributions Vistra expected to make over the five-year period. Accordingly, Vistra expects to have additional cash available to allocate to share repurchases, growth opportunities and/or debt repayments over the next five years, as compared to its previous estimates.

Vistra expects its Vistra Zero portfolio will grow to at least a projected $450-500 million adjusted EBITDA,2 highly contracted business by the end of 2026.

(1)	Includes Comanche Peak Nuclear Power Plant

(2)	Excludes Comanche Peak Nuclear Power Plant

Vistra – Press Release

Dec. 7, 2021, Page 2

Green Finance Framework and Use of Proceeds

The company intends to use an amount equal to the net proceeds from the offering to pay or reimburse the payment, in whole or in part, of existing and new Eligible Green Projects within the U.S. in accordance with the criteria set forth in the Vistra Green Finance Framework, which is available on the company’s website.

Details on the Preferred Stock

The annual dividend rate on each share of Preferred Stock is 7.0% from the original issuance date to, but excluding, December 15, 2026 (First Reset Date). On and after the First Reset Date, the dividend rate on each share of Preferred Stock shall equal the five-year U.S. Treasury rate as of the most recent reset dividend determination date (subject to a floor of 1.26%), plus a spread of 5.74% per annum. The Preferred Stock has a liquidation preference of $1,000 per share, plus accumulated but unpaid dividends. Cumulative cash dividends on the Preferred Stock are payable semiannually, in arrears, on each June 15 and December 15, commencing on June 15, 2022, when, as and if declared by the company’s Board.

The Preferred Stock is not convertible into or exchangeable for any other securities of the company and will have limited voting rights. The Preferred Stock may be redeemed at the option of the company in certain circumstances.

The Preferred Stock will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the U.S. absent registration or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Preferred Stock, nor shall there be any sale of the Preferred Stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Media

Meranda Cohn

214-875-8004

Media.Relations@vistracorp.com

Analysts

Meagan Horn

214-812-0046

Investor@vistracorp.com

About Vistra

Vistra (NYSE: VST) is a leading, Fortune 275 integrated retail electricity and power generation company based in Irving, Texas, providing essential resources for customers, commerce, and communities. Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. The company brings its products and services to market in 20 states and the District of Columbia, including six of the seven competitive wholesale markets in the U.S. and markets in Canada and Japan, as well. Serving nearly 4.3 million residential, commercial, and industrial retail customers with electricity and natural gas, Vistra is one of the largest competitive residential electricity providers in the country and offers over 50 renewable energy plans. The company is also the largest competitive power generator in the U.S., with a capacity of approximately 39,000 megawatts powered by a diverse portfolio, including natural gas, nuclear, solar, and battery energy storage facilities. In addition, Vistra is a large purchaser of wind power. The company owns and operates a 400-MW/1,600-MWh battery energy storage system in Moss Landing, California, the largest of its kind in the world. Vistra is guided by four core principles: we do business the right way, we work as a team, we compete to win, and we care about our stakeholders, including our customers, our communities where we work and live, our employees, and our investors.

Vistra – Press Release

Dec. 7, 2021, Page 3

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Corp. (“Vistra”) operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, the potential impacts of the COVID-19 pandemic on our results of operations, financial condition and cash flows, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”),are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon its contemplated strategic, capital allocation, performance, and cost-saving initiatives and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; (iv) the severity, magnitude and duration of pandemics, including the COVID-19 pandemic, and the resulting effects on our results of operations, financial condition and cash flows; (v) the severity, magnitude and duration of extreme weather events (including winter storm Uri), contingencies and uncertainties relating thereto, most of which are difficult to predict and many of which are beyond our control, and the resulting effects on our results of operations, financial condition and cash flows; and (vi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended December 31, 2020 and any subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.